EXHIBIT 32.2


CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, William A. Priddy, Jr., Chief Financial Officer of RF Micro Devices, Inc. (the "Company"), certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1)	the Quarterly Report on Form 10-Q of the Company for the quarterly period ended September 30, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange
Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ William A. Priddy, Jr.
-----------------------------
William A. Priddy, Jr.
Chief Financial Officer and Corporate
Vice President of Administration
November 8, 2004


A signed original of this written statement required by Section 906 has been provided to RF Micro Devices, Inc. and will be retained by RF Micro Devices, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.